Exhibit 10(p)-2

[Letterhead of PPL Energy Supply, LLC]

Wells Fargo Bank, National Association
301 South College Street – 15th Floor, MAC:D1053-150
Charlotte, North Carolina 28288
Attention:  Rick Price

Wells Fargo Bank, National Association
1525 W WT Harris Boulevard
Charlotte, North Carolina 28262
Attention: Syndications Agency Services

Davis Polk & Wardwell
450 Lexington Avenue
New York, New York 10017
Attention:  Jason Kyrwood
        November 17, 2010

Re:  Notice of Optional Reduction of Commitments

Ladies and Gentlemen:

In accordance with Section 2.08(a)(ii) of that certain $4,000,000,000 Revolving Credit Agreement (the “Credit Agreement”), dated as of October 19, 2010, among PPL Energy Supply, LLC, The Lenders from time to time party thereto and Wells Fargo Bank, National Association, as Administrative Agent, Issuing Agent and Swingline Lender, and the other Agents, Arrangers and Bookrunners named therein (capitalized terms used and not otherwise defined herein are used with the meanings given such terms in the Credit Agreement), Borrower hereby notifies the Administrative Agent that, effective beginning December 1, 2010, the aggregate amount of  the Commitments will be permanently reduced by $1,000,000,000 (One Billion Dollars), such that upon the effectiveness of such reduction, the aggregate amount of the Commitments shall be $3,000,000,000 (Three Billion Dollars).

        Very truly yours,

        /S/ JAMES E. ABEL
        Vice President and Treasurer